UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2009

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure

On November 27, 2009, The Carphone Warehouse Group PLC (“CPW”) released its interim results for the first 26 weeks of fiscal 2010. In the news release, CPW reported its financial headlines and outlook as well as its summary financial performance, which included financial results of Best Buy Europe, a venture between Best Buy Co., Inc. (“Best Buy” or the “registrant”) and CPW.  Best Buy Europe was acquired on June 30, 2008, and is 50% owned by the registrant and 50% by CPW. Figures for Best Buy Europe are presented by CPW in accordance with International Financial Reporting Standards and do not reflect accounting principles generally accepted in the United States of America (“US GAAP”) or include purchase accounting applied by the registrant. As such, the figures presented by CPW for Best Buy Europe do not necessarily reflect the results that will be reported by the registrant in its consolidated statements of earnings. The registrant will report the results of Best Buy Europe in accordance with US GAAP for the 13 weeks ended October 3, 2009, within its fiscal third-quarter results as Best Buy Europe is consolidated on a two-month reporting lag.

The news release issued by CPW on November 27, 2009, is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In addition, on November 27, 2009, representatives of CPW held an investor presentation, which will be Web cast to discuss CPW’s interim results, including the results of Best Buy Europe. The registrant is furnishing, as Exhibit 99.2 to this Current Report on Form 8-K, the slide presentation used for the November 27, 2009, Web cast. The slide presentation is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By furnishing the slide presentation, the registrant makes no admission as to the materiality of the information included in the slide presentation. The registrant undertakes no duty or obligation to publicly update or to revise the information included in the slide presentation, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the U.S. Securities and Exchange Commission (the “SEC”), through news releases or through other public disclosure.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of CPW, the registrant and/or its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, those factors set forth in the slide presentation attached hereto as Exhibit 99.2 and the risk factors set forth in the registrant’s filings with the SEC.

ITEM 9.01   Exhibits

(d) The following exhibits are furnished as exhibits to this report.

Number	Description
99.1	News release issued by The Carphone Warehouse Group PLC dated November 27, 2009

99.2	Slide presentation used for Web cast by The Carphone Warehouse Group PLC dated November 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: November 27, 2009	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer